FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
FINANCIAL INSTRUMENTS

26.	FINANCIAL INSTRUMENTS

Interest rate swap agreements
In February 2013, the Company entered into six interest rate swaps with Nordea Bank, whereby the floating interest rate on an original principal amount of $260.0 million was switched to a fixed rate. All of these swaps were settled as of December 31, 2021.

In February 2016, the Company entered into an interest rate swap with DNB whereby the floating interest on notional debt of $150.0 million was switched to fixed rate. The contract had a forward start date of February 2019.

In March 2020, the Company entered into three interest rate swaps with DNB whereby the floating interest rate on notional debt totaling $250.0 million was switched to a fixed rate.

In April 2020, the Company entered into two interest rate swaps with Nordea Bank whereby the floating interest rate on notional debt totaling $150.0 million was switched to a fixed rate.

The reference rate for our interest rate swaps is LIBOR.

The aggregate fair value of these swaps at December 31, 2021 was an asset of $9.7 million (2020: nil ) and a liability of $5.7 million (2020: $19.3 million). The fair value (Level 2) of the Company’s interest rate swap agreements is the estimated amount that the Company would receive or pay to terminate the agreements at the reporting date, taking into account, as applicable, fixed interest rates on interest rate swaps, current interest rates, forward rate curves and the current credit worthiness of both the Company and the derivative counterparty. The estimated fair value is the present value of future cash flows. In the year ended December 31, 2021, the Company recorded a gain on these interest rate swaps of $17.5 million (2020: loss of $18.6 million, 2019: loss of $10.1 million).

The interest rate swaps are not designated as hedges and are summarized as of December 31, 2021 as follows:

Notional Amount	Inception Date	Maturity Date	Fixed Interest Rate
($000s)
150,000	February 2019	February 2026	2.1970%
100,000	March 2020	March 2027	0.9750%
50,000	March 2020	March 2027	0.6000%
100,000	March 2020	March 2025	0.9000%
100,000	April 2020	April 2027	0.5970%
50,000	April 2020	April 2025	0.5000%
550,000

Foreign currency risk
The majority of the Company's transactions, assets and liabilities are denominated in U.S. dollars, the functional currency of the Company. There is a risk that currency fluctuations will have a negative effect on the value of the Company's cash flows. The Company has not entered into forward contracts for either transaction or translation risk, which may have an adverse effect on the Company's financial condition and results of operations. Certain of the Company's subsidiaries report in Sterling, Singapore dollars and Norwegian kroner and risks of two kinds arise as a result:

•a transaction risk, that is, the risk that currency fluctuations will have a negative effect on the value of the Company's cash flows; and
•a translation risk, that is, the impact of adverse currency fluctuations in the translation of foreign operations and foreign assets and liabilities into U.S. dollars for the Company's consolidated financial statements.

Accordingly, such risk may have an adverse effect on the Company's financial condition and results of operations. The Company has not entered into material derivative contracts for either transaction or translation risk.

Fair Values
The carrying value and estimated fair value of the Company's financial instruments as of December 31, 2021 and 2020 are as follows:

	2021		2020
(in thousands of $)	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Cash and cash equivalents	113,073	113,073	174,721	174,721
Restricted cash	—	—	14,928	14,928
Marketable securities	2,435	2,435	2,639	2,639
Marketable securities pledged to creditors	—	—	5,835	5,835
Derivative instruments receivable	9,675	9,675	—	—
Liabilities:
Floating rate debt	2,130,812	2,130,812	2,089,930	2,089,930
Fixed rate debt	209,700	206,552	66,251	65,348
Derivative instruments payable	5,673	5,673	19,261	19,261

The estimated fair value of financial assets and liabilities are as follows:

(in thousands of $)	2021 Fair Value	Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	113,073	113,073	—	—
Marketable securities	2,435	2,435	—	—
Derivative instruments receivable	9,675	9,675	—	—
Liabilities:
Floating rate debt	2,130,812	—	2,130,812	—
Fixed rate debt	206,552	—	—	206,552
Derivative instruments payable	5,673	—	5,673	—

(in thousands of $)	2020 Fair Value	Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	174,721	174,721	—	—
Restricted cash	14,928	14,928	—	—
Marketable securities	2,639	2,639	—	—
Marketable securities pledged to creditors	5,835	5,835	—	—
Liabilities:
Floating rate debt	2,089,930	—	2,089,930	—
Fixed rate debt	65,348	—	6,251	59,097
Derivative instruments payable	19,261	—	19,261	—

The following methods and assumptions were used to estimate the fair value of each class of financial instrument;

Cash and cash equivalents – the carrying values in the balance sheet approximate fair value.

Restricted cash – the carrying values in the balance sheet approximate fair value.

Floating rate debt - the fair value of floating rate debt has been determined using level 2 inputs and is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly basis.

Fixed rate debt - short-term debt held with a third party bank has been valued using level 2 inputs, the remaining fixed rate debt has been determined using level 3 inputs being the discounted expected cash flows of the outstanding debt.
Assets Measured at Fair Value on a Nonrecurring Basis
Nonrecurring fair value measurements include a goodwill impairment assessment completed during the year. The impairment test used Level 1, Level 2 and Level 3 inputs. See Note 4.

On March 16, 2020, the Company closed the Acquisition with Trafigura and recorded the vessels and time charters acquired based on their proportionate share of the fair value of the total consideration of $651.8 million. As such, $11.9 million of the combined fair value of the consideration was recognized within other current and long-term liabilities in relation to the time charters, and the vessels were recorded at a combined fair value of $663.7 million. See Note 5 for further details. The fair value of the vessels acquired were valued (level two) based on the average of broker valuations from two different ship broker companies. The brokers assess each vessel based on, among others, age, yard, deadweight capacity and compare this to market transactions. The time charter contracts were fair valued (level three) using an 'excess earnings' technique whereby the terms of the contract are assessed relative to current market conditions and they were recorded at the sum of the incremental or decremental cash flows arising over the life of the contracts.

Assets Measured at Fair Value on a Recurring Basis
Marketable securities are listed equity securities considered to be available-for-sale securities for which the fair value as of the balance sheet date is the aggregate market value based on quoted market prices (level 1).

The fair value (level 2) of interest rate swaps is the present value of the estimated future cash flows that the Company would receive or pay to terminate the agreements at the balance sheet date, taking into account, as applicable, fixed interest rates on interest rate swaps, current interest rates, forward rate curves and the credit worthiness of both the Company and the derivative counterparty.

Concentrations of risk
There is a concentration of credit risk with respect to cash and cash equivalents to the extent that substantially all of the amounts are carried with Skandinaviska Enskilda Banken, or SEB, HSBC, Royal Bank of Scotland, DNB Bank ASA and Nordea Bank Norge, or Nordea, Crédit Agricole, Credit Suisse AG and Citibank N.A. However, the Company believes this risk is remote.